Exhibit 99.1
Investor Presentation Financial Information as of June 30, 2010 A Leading Regional Bank in the Mid-South

Forward Looking Information Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about long-term prospects for shareholder value, the impact of the prevailing economy, results of operations, financial condition, and use of non-GAAP financial measures. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile due to rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management. 2

Corporate Profile 3/4 $13.4 billion in assets 3/4A banking presence in 8 states 3/4310 locations 3/4A comprehensive line of financial products and services to individuals and to small- to mid-size businesses 3/4Traditional banking and non-interest products 3/4Nation’s 25thlargest insurance agency / brokerage operation Data as of June 30, 2010 Insurance ranking from Business Insurance Magazine as of December 31, 2009 3

Regional Management Structure 4

Pre-Tax Pre-Provision Earnings (Excludes fair market value adjustments for mortgage servicing rights) “We have a history of strong pre-tax pre-provision earnings.” Dollars in millions 5

Diversified Revenue Stream Mortgage lending Insurance 2% commissions Card and merchant 37% fees 15% Other Service charges 13% 29% Trust income 4% Percentages based on YTD data as of June 30, 2010 6

Mortgage Q1 — 09 Q2 — 09 Q3 — 09 Q4 — 09 Q1 — 10 Q2 — 10 MSR FMV Adjustment ($1.5) $5.0 ($2.7) $1.6 $0.0 ($8.3) Mortgage Production 9.2 9.0 4.8 7.0 5.0 6.0 Total Mortgage Revenue $7.7 $14.0 $2.1 $8.6 $5.0 ($2.3) MSR FMV Adjustment Mortgage Production $12.0 $6.0 $0.0 ( $6.0) ( $12.0) 09 9 09 0 09 10 10 — - — - — - 1 Q4 Q1Q Q2 Q3 Q2 Dollars in millions 7

Financial Highlights

Balance Sheet Information As of June 30, 2010 2009% Change Total assets $13,421 $13,298 0.9% Total earning assets 12,039 12,059 (0.2) Total securities 2,110 2,174 (2.9) Loans, net of unearned discount 9,647 9,761 (1.2) Allowance for credit losses (201) (139) 44.6 Total deposits 11,221 10,158 10.5 Short-term borrowings 485 1,231 (60.6) Common shareholders’ equity 1,240 1,275 (2.7) Book value per share $14.86 $15.30 (2.9) % Dollars in millions, except per share amounts 9

Operating Results Six Months Ended June 30, 2010 2009% Change Net interest revenue $221.2 $220.8 0.2% Provision for credit losses 105.8 32.5 225.5 Noninterest revenue 120.4 148.3 (18.8) Noninterest expense 240.5 244.0 (1.4) Income (loss) before income taxes (4.7) 92.6 (105.1) Income tax provision (benefit) (0.5) 29.3 (101.7) Net income (loss) ($4.2) $63.3 (106.6) % Net income (loss) per share: diluted ($0.05) $0.76 (106.6) % Dollars in millions, except per share amounts 10

Net Interest Margin 4.00% 3.71% 3.75% 3.50% 3.35% 3.25% 3.00% 2.75% Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 BXS SNL Bank Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 11

Deposits “Strong growth in core deposits.” Total Deposits as of June 30 ($ in billions) $11.2 $10.4 $10.2 $11.0 $9.8 $9.6 $9.0 $9.0 $7.0 $5.0 2005 2006 2007 2008 2009 2010 7% 7% 17% AL TX AR 11% TN LA 9% MO 3% MS as of June 30, 2010 12 46% as of June 30, 201012

Deposit Growth Total Deposits as of June 30 ($ in billions) $11.2 $10.2 $12.0 CDs $10.0 th in Grow 3.3% $8.0 DDAs earing $6.0 est-B inInterowth % Gr $4.0 19.3$2.0 $0.0 2009 2010 Demand - Non-Interest Demand — Interest Savings CDs 13

Certificates of Deposit Average CD Maturity 10.7 Months 13.9 Months $3,900 3.50% $3,600 3.00% $3,300 2.50% $3,000 2.00% Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Average Balance Average CD Rate Dollars in millions 14

Loans “Steady loan production in a challenging economic environment.” Loans Net of Unearned Income as of June 30 ($ in billions) CAGR = 6.48% $9.5 $9.8 $9.6 $11.0 $9.0 $9.0 $7.0 $7.6 $7.0 $5.0 $3.0 2005 2006 2007 2008 2009 2010 8% 8% TX AL 14% 11% TN AR 7% MO LA 9% MS 43% as of June 30, 2010 15

Balanced Loan Portfolio NPL as a Percent of Outstanding NPL Outstanding Consumer Mortgages $2,019 $44.4 2.20% Home Equity 555 1.7 0.30 Commercial — Non-Owner Occupied & Multi Family 1,795 46.5 2.59 Construction, Acquisition and Development 1,382 163.8 11.86 Commercial & Industrial — Non-Real Estate 1,483 13.9 0.94 Commercial & Industrial — Owner Occupied 1,408 18.9 1.34 Agricultural 260 4.6 1.77 Credit Cards 103 4.2 4.12 All Other 642 4.2 0.65 Total Loans $9,647 $302.2 3.13% % of Loans Outstanding Consumer Mortgages & Home Equity 10% 27% 15% Commercial — Non-Owner Occupied & Multi Family 15% 19% Construction, Acquisition & Development 14% Commercial & Industrial — Non-Real Estate Commercial & Industrial — Owner Occupied Agricultural, Credit Cards, & All Other As of June 30, 2010 Dollars in millions 16

Real Estate Construction, Acquisition and Development NPL as a Percent of Outstanding NPL Outstanding Multi-Family Construction $22 $11.7 52.98% 1-4 Family Construction 230 7.6 3.29 Recreation and All Other Loans 44 0.7 1.55 Commercial Construction 246 24.8 10.12 Commercial Acquisition and Development 270 16.1 5.95 Residential Acquisition and Development 570 102.9 18.06 Real Estate Construction A & D $1,382 $163.8 11.86% Outstanding $600 $500 $400 $300 $200 Loans $100 $0 Multi-Family 1-4 Family Recreation & All Commercial Commercial A & D Residential A & D Construction Construction Other Loans Construction As of June 30, 2010 Dollars in millions 17

Residential Acquisition and Development As of June 30, 2010 $140 $105 Residential A&D — NPLs Residential A&D — Performing $70 $35 $0 FL R S S N A er A M MMO TMSMS L — l -a E th Oth AL trMid NNWuTX Tupelo — o Cen S TN SW $650 $636 “The Residential A&D portfolio has $622 declined by 10.4% over the last year.” $606 $601 $600 $570 $550 $500 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Dollars in millions 18

Peer Group Comparison

Non-Performing Loans / Loans (NPLs include non-accruing loans, restructured loans, and loans 90+ days past due) 5.53% 6.00% 5.28% 5.44% 4.85% 5.00% 4.23% 4.00% 3.44% 3.00% 3.13% 2.43% 2.00% 1.91% 1.00% 1.14% 1.00% 0.76% 0.00% 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 BXS SNL Bank Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 20

Non-Performing Assets / Assets (NPAs include non-accruing loans, restructured loans, loans 90+ days past due, and OREO) 5.00% 4.32% 4.26% 4.11% 4.00% 3.43% 3.07% 2.55% 3.00% 2.76% 2.00% 2.23% 1.87% 1.00% 1.31% 1.12% 0.90% 0.00% 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 BXS SNL Bank Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 21

Net Charge-Offs / Average Loans 4.00% 3.21% 3.18% 3.32% 2.99% 2.90% 3.00% 2.25% 2.00% 2.08% 1.00% 1.27% 1.26% 0.68% 0.54% 0.55% 0.00% Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 BXS SNL Bank Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 22

Total Equity / Total Assets 11.00% 9.69% 9.69% 10.00% 9.59% 9.56% 9.58% 9.34% 9.33% 9.21% 9.20% 9.52% 9.66% 9.50% 9.00% 9.26% 9.18% 9.24% 8.50% 8.74% 8.00% 7.80% 7.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 BXS SNL Bank BXS Equity is 100% Common Equity Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 23

Tangible Common Equity / Tangible Assets 9.00% 7.53% 7.64% 7.63% 8.00% 7.29% 7.52% 7.25% 7.15% 7.23% 7.12% 7.00% 6.00% 6.15% 5.71% 5.81% 5.00% 5.48% 4.54% 4.00% 4.45% 4.04% 3.56% 3.68% 3.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 BXS SNL Bank Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 24

Dividend Growth $0.90 $0.85 $0.80 $0.75 $0.70 $0.65 $0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Cash dividend per share of common stock 25

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com . Investor Inquiries: William L. Prater Chief Financial Officer BancorpSouth, Inc. 662-680-2536 bill.prater@bxs.com A Leading Regional Bank in the Mid-South

Appendix

Reconciliation of Non-GAAP Measures

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States ("GAAP"). Management uses these "non-GAAP" financial measures in its analysis of our capital and performance. Management believes that tangible common equity to tangible assets is important to investors who are interested in evaluating the adequacy of our capital levels. Management believes that pre-tax, pre-provision earnings is important to investors as it shows earnings trends without giving effect to loan loss provision.

You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Information provided in this Appendix reconciles these non-GAAP measures with comparable measures calculated in accordance with GAAP.

(Period End Balances, Dollars in Thousands)	As of 6/30/2008	As of 9/30/2008	As of 12/31/2008	As of 3/31/2009	As of 6/30/2009	As of 9/30/2009	As of 12/31/2009	As of 3/31/2010	As of 6/30/2010
Shareholders' Equity --> A	$1,233,775	$1,242,719	$1,240,260	$1,255,659	$1,274,947	$1,286,218	$1,276,296	$1,264,883	$1,240,259
Assets --> B	13,399,151	13,300,728	13,480,218	13,458,364	13,297,819	13,271,873	13,167,866	13,230,189	13,421,003
Intangibles --> C	301,896	300,624	297,131	295,867	295,639	294,444	293,629	292,614	291,631
Tangible Equity --> D=A-C	931,879	942,095	943,129	959,792	979,308	991,774	982,667	972,269	948,628
Tangible Assets --> E=B-C	13,097,255	13,000,104	13,183,087	13,162,497	13,002,180	12,977,429	12,874,236	12,937,575	13,129,373
Total Equity / Total Assets (%) -- > F=A/B	9.21%	9.34%	9.20%	9.33%	9.59%	9.69%	9.69%	9.56%	9.24%
Tangible Equity / Tangible Assets (%) -- > G=D/E	7.12%	7.25%	7.15%	7.29%	7.53%	7.64%	7.63%	7.52%	7.23%
Tangible Common Equity / Tangible Assets (%) -- > G=D/E	7.12%	7.25%	7.15%	7.29%	7.53%	7.64%	7.63%	7.52%	7.23%

	Q1-08	Q2-08	Q3-08	Q4-08	Q1-09	Q2-09	Q3-09	Q4-09	Q1-10	Q2-10
Net Interest Income Before Provision --> A	$110,070	$109,843	$109,603	$111,321	$109,876	$110,940	$111,736	$112,347	$111,882	$109,329
Noninterest Income --> B	66,232	73,265	63,433	39,449	66,292	79,739	59,550	63,364	63,332	57,086
Noninterest Expense --> C	113,470	112,064	116,060	111,091	118,453	123,266	119,747	122,221	120,483	120,016
Fair Market Value Adjustment for Mortgage Servicing Rights --> D	-2,187	6,243	407	-14,960	-1,511	5,005	-2,739	1,648	8	-8,323
Pre-Tax Pre-Provision Earnings, excluding MSR Adj --> E=A+B-C-D	65,018	64,801	56,569	54,639	59,226	62,409	54,278	51,843	54,723	54,723